================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   July 20, 2000
                                                         ----------------------


                        Deutsche Floorplan Receivables, L.P.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

              Distribution Financial Services Floorplan Master Trust
-------------------------------------------------------------------------------
            (Co-Registrant and Issuer with Respect to the Securities)

                                      N.A.
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)





333-74457 and 333-74457-01                       88-0355652
--------------------------     ------------------------------------------------
 (Commission File Number)      (Registrant's I.R.S. Employer Identification No.)


655 Maryville Centre Drive, St. Louis, Missouri                  63141
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)



                                 (314) 523-3000
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



================================================================================

ITEM 5.  OTHER EVENTS.

         The Registrant and Co-Registrant are filing the exhibits listed in Item 7(c) below in connection with the issuance of Floating Rate Asset Backed Certificates, Series 2000-3 by Distribution Financial Services Floorplan Master Trust.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
--------          --------------------
1.1               Terms Agreement for Series 2000-3 dated July 12, 2000 among
                  DBS, the Registrant and DFS.

4.1               Series 2000-3 Supplement dated as of July 1, 2000 among the
                  Registrant, DFS and The Chase Manhattan Bank, as Trustee.

                                     -2-

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrant and the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




July 28, 2000                Deutsche Floorplan Receivables, L.P., on
                             behalf of itself, as Registrant

                             By:Deutsche Floorplan Receivables, Inc.,
                                its General Partner


                             By:/s/ Naran U. Burchinow
                                -------------------------------------
                             Name: Naran U. Burchinow
                                   ----------------------------------
                             Title: Vice President and Assistant
                                    Secretary
                                   ----------------------------------



July 28, 2000                Deutsche Floorplan Receivables, L.P.,
                             on behalf of Distribution Financial
                             Services Floorplan Master Trust, as
                             Co-Registrant

                             By: Deutsche Floorplan Receivables, Inc.,
                                 its General Partner



                             By: /s/ Naran U. Burchinow
                                     --------------------------------
                             Name: Naran U. Burchinow
                                   ----------------------------------
                              Title: Vice President and Assistant
                                     Secretary
                                   ----------------------------------




                                       -3-